SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A
                                    --------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             FORTUNE PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                         98-0433974
            ------                                         ----------
(State or other jurisdiction of                  (I.R.S. Employer Identification
incorporation or organization)                               Number)

                 Suite 1100, 1050 West Pender Street Vancouver,
                        British Columbia, Canada, V6E 3S7
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                      None.

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

Securities  Act  registration  statement file number to which this form relates:
333-120951.
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Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                  ------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------

Item 1. Description of Registrant's Securities to be Registered.
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The  description of the Common Stock to be registered  hereunder is incorporated herein by reference to the description in the prospectus included as a part of the registration statement on Form SB-2 of Fortune Partners, Inc. (Registration No. 333-120951).

Item 2. Exhibits.
-----------------

List below all exhibits filed as a part of the registration statement:

1.     Certificate and Articles of Incorporation of Fortune Partners, Inc.*
2.     Bylaws of Fortune Partners, Inc.*
* Previously filed on December 4, 2004 on Form SB-2 of Fortune Partners, Inc. (Registration No. 333-120951) and incorporated by reference herein.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, at the City of Vancouver, in the Province of British Columbia, Canada, on April 22, 2005.

                             FORTUNE PARTNERS, INC.

         /s/ PAUL D. BROCK                          /s/ DONALD M. PREST
-------------------------------------      -------------------------------------
            Paul D. Brock                             Donald M. Prest
President and Chief Executive Officer      Secretary, Treasurer, Principal
                                           Accounting Officer and Principal
                                           Financial Officer